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                                                                    Exhibit 10.5

   SECOND ADDENDUM TO SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     This Second Addendum To Series C Convertible Preferred Stock Purchase Agreement (this "Addendum") is made as of the 6th day of February, 2001 by and among InPhonic, Inc., a Delaware corporation (the "Company"), Sterling Communications, Inc., a wholly owned subsidiary of the Company, ("Sterling"), each purchaser set forth on Exhibit A hereto (each a "Purchaser" and, collectively, the "Purchasers"), and the persons and entities listed on the Schedule of Additional Investors attached hereto as Exhibit B (each an "Additional Investor" and, collectively the "Additional Investors").

                                    Recitals

     On October 13, 2000, the Company, Sterling and the Purchasers entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement"). The Purchase Agreement provides in Section 2.3 thereof that additional investors may, under conditions set forth therein, become parties to the Purchase Agreement by executing this Addendum. Capitalized terms not defined in this Addendum shall have the meaning set forth in the Purchase Agreement.

                                    Agreement

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.   Agreement to Sell and Purchase.

          1.1. Sale of Preferred Stock. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2.1 hereof), the Company will issue and sell to the Additional Investors, and such Additional Investors agree to purchase from the Company, that number of shares of Series C Preferred Stock specified opposite such Additional Investor's name on Exhibit B hereto (the "Additional Shares"), at a purchase price of $1.039401493 per share. Each Additional Investor, by his, her or its signature hereto, shall hereby (i) become a party to the Purchase Agreement, (ii) be considered a "Purchaser" for all purposes under the Purchase Agreement and (iii) have all the rights and obligations of a Purchaser thereunder. The Additional Shares acquired by the Additional Investors hereunder shall be considered "Shares" for all purposes under the Purchase Agreement, as amended.

          1.2     Warrant. The Company shall issue to each Additional Investor a

Warrant, a form of which has been attached hereto as Exhibit C, pursuant to which each Additional Investor may purchase the number of shares of Series C Preferred Stock as set forth on Exhibit D.

     2.   Closing; Delivery.

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          2.1     Closing. The closing of the purchase and sale of the
Additional Shares hereunder (the "Closing") shall be held at the offices of Piper Marbury Rudnick & Wolfe LLP in Washington, DC, at 10:00 a.m. Eastern Standard Time on February 6, 2001, or at such other time and place as the Company and the Additional Investors mutually agree.

          2.2 Delivery. At the Closing, the Company will deliver to each Additional Investor a certificate representing the number of Additional Shares set forth opposite such Additional Investor's name on Exhibit B and a warrant representing the number of underlying shares set forth opposite such Additional Investor's name on Exhibit D, against payment of the purchase price therefor by the Additional Investor by check made payable to the Company, wire transfer, or cancellation of indebtedness or any combination of the foregoing.

          2.3 Amendment to Purchase Agreement. Section 2.3 of the Purchase Agreement is hereby amended by deleting the section in its entirety and replacing it as follows:

     "At any time on or before one-hundred twenty (120) days following the Initial Closing, the Company may sell up to the balance of the authorized shares of Series C Stock not sold at the Initial Closing to such persons and entities as may be approved by the Board of Directors of the Company; provided, that each Additional Investor shall be required to execute an addendum to this Agreement substantially in the form attached hereto as Exhibit C (the "Addendum"). All such sales shall be made on the terms and conditions set forth in this Agreement, including, without limitation, the representations and warranties made by such Purchasers as set forth in
     Section 4. All shares sold pursuant to this Section 2.3 shall be deemed to be "Shares" for all purposes under this Agreement and any purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement. The subsequent closing of the sale and purchase of the Shares pursuant to this Section 2.3 (the "Subsequent Closing") shall take place at the offices of Piper Marbury Rudnick & Wolfe LLP, 1200 19th Street, N.W., Washington, DC 20036 or at such other place as the Company and the Additional Investors may mutually agree."

     3.   Disclosure.

          3.1 Disclosure. The Additional Investors hereby acknowledge receipt of the Purchase Agreement and the exhibits thereto. The Company affirms to the Additional Investors that:

                  (a) The representations and warranties of the Company set forth in Section 3 of the Purchase Agreement were true and accurate when made;

                  (b) Those representations and warranties, which are incorporated herein by reference and made a part hereof, remain true and accurate in all material respects as of the date hereof, except (A) for changes resulting from the transactions contemplated in the Purchase Agreement and (B) as set forth in the Schedule of Exceptions attached hereto as Exhibit E.

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                  (c)    The conditions to closing set forth in Section 5.1 of
the Purchase Agreement and in Section 5 hereof have been satisfied.

     4.   Representations and Warranties of Additional Investors.

     Each Additional Investor acknowledges that such Additional Investor has reviewed the representations and warranties set forth in Section 4 of the Purchase Agreement and affirms to the Company that such representations and warranties, which are incorporated herein by reference and made a part hereof, are true and correct as of the date hereof as they relate to such Additional Investor's purchase of the Additional Shares hereunder.

     5.   Conditions to Additional Investor's Obligations at Closing.

     The obligation of each Additional Investor to purchase the Additional Shares at the Closing is subject to the fulfillment to such Additional Investor's satisfaction at or prior to the Closing of the following conditions:

          5.1 Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the date of the Closing with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Addendum; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it at or prior to the Closing.

     5.2 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Addendum.

     6.   Conditions to Company's Obligations at Closing.

     The obligation of the Company to issue and sell the Additional Shares to an Additional Investor is subject to the fulfillment at or before the Closing of each of the following conditions:

          6.1 Representations and Warranties. The representations and warranties of each such Additional Investor contained in Section 4 hereof shall be true and correct on the date of the Closing and each such Additional Investor shall have performed all obligations and conditions herein required to be performed or observed by it prior to the Closing.

          6.2 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Addendum.

     7.   Miscellaneous.

          7.1 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal businesshours of the recipient, if not,

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then on the next business day; (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt or (iv) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All communications shall be sent to the address as set forth on the signature pages hereof or at such other address as such party may designate by written notice to the other parties hereto.

          7.2 Governing Law. This Addendum shall be construed under Delaware General Corporation Law as to matters of corporate law and, as to all other matters of law, shall be governed and construed under the laws of the State of Maryland as such laws are applied to agreements between Maryland residents entered into and performed entirely in Maryland.

          7.3 Counterparts. This Addendum may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                            [Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        INPHONIC, INC.

                                        By:    /s/ David A. Steinberg
                                               _________________________________
                                        Name:  David A. Steinberg
                                        Title: President
                                               Chief Executive Officer

                                        Address:  1010 Wisconsin Avenue, N.W.,
                                                  Suite 250
                                                  Washington, D.C.  20007

                                        STERLING:

                                        STERLING COMMUNICATIONS, INC.

                                        By:    /s/ David A. Steinberg
                                               _________________________________
                                        Name:
                                        Title:

                                        Address:  1010 Wisconsin Avenue, N.W.,
                                                  Suite 250
                                                  Washington, D.C.  20007


                                        ADDITIONAL INVESTORS

                                        CMS PEP XIV Co-Investment Subpartnership

                                        By:   /s/ Richard A. Mitchell
                                           _____________________________________
                                        Name:
                                        Title: Authorized Officer

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                                        CMS Tech Co-Investment Subpartnership

                                        By: /s/ Richard A. Mitchell
                                           _____________________________________
                                        Name:
                                        Title: Authorized Officer

                                        RAF Net Ventures

                                        By: /s/ Robert S. Adelson
                                           _____________________________________
                                               Robert S. Adelson
                                               Partner

                                        /s/ Bruce C. Lindsay
                                        ________________________________________
                                        Bruce C. Lindsay

                                 INPHONIC, INC.

                             SECOND ADDENDUM TO THE
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.



                                        /s/ Ira Brind
                                        ________________________________________
                                        Ira Brind

                                 INPHONIC, INC.

                             Second Addendum to The
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                        CMS PEP XIV Co-Investment Subpartnership


                                        By: /s/ Richard A. Mitchell
                                           _____________________________________
                                        Name:
                                        Title: Authorized Officer

                                 INPHONIC, INC.

                             Second Addendum to The
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.

                                        CMS Tech Co-Investment Subpartnership


                                        By: /s/ Richard A. Mitchell
                                           _____________________________________
                                        Name:
                                        Title: Authorized Officer

                                 INPHONIC, INC.

                             Second Addendum to The
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.



                                        /s/ John LaPides
                                        ________________________________________
                                        LBL Eventures, LLC

                                 INPHONIC, INC.

                             Second Addendum to The
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.



                                        /s/ Bruce C. Lindsay
                                        ________________________________________
                                        Bruce C. Lindsay

                                 INPHONIC, INC.

                             Second Addendum to the
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE




                                        Mid-Atlantic Venture Fund III, L.P.

                                        By:  MAVF III Partners, L.P., a
                                        Pennsylvania limited partnership

                                        Its: General Partner


                                        By:  MAVF III G.P., Inc., a
                                        Pennsylvania corporation

                                        Its: General Partner


                                        By: /s/ Thomas A. Smith
                                            ____________________________________
                                            Thomas A. Smith

                                 INPHONIC, INC.

                             Second Addendum to the
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.


                                        Mt. Washington Associates L.L.C.


                                        By:    /s/ Edwin M. Martin, Jr.
                                               _________________________________
                                        Name:  Edwin M. Martin, Jr.
                                        Title: _________________________________

                                 INPHONIC, INC.

                             Second Addendum to the
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.



                                        RAFNet Ventures


                                        By:    /s/ Robert Adelson
                                               _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                 INPHONIC, INC.

                             Second Addendum to the
             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE



     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year first above written.



                                        /s/ John Sculley
                                        ________________________________________
                                        John Sculley